                                    COLONIAL
                                   GOVERNMENT
                                     MONEY
                                  MARKET FUND

                                 ANNUAL REPORT
                                AUGUST 31, 1997






                                NOT FDIC-INSURED

                                 MAY LOSE VALUE
                                NO BANK GUARANTEE

                COLONIAL GOVERNMENT MONEY MARKET FUND HIGHLIGHTS
                      SEPTEMBER 1, 1996 - AUGUST 31, 1997

INVESTMENT OBJECTIVE: Colonial Government Money Market Fund seeks current income, consistent with capital preservation and liquidity, by investing exclusively in short-term U.S. government securities.

THE FUND IS DESIGNED TO OFFER:

- Steady monthly income
- Stable net asset value
- A high quality portfolio

PORTFOLIO MANAGER COMMENTARY: "The Federal Reserve Board's action to increase interest rates early in 1997 played a key role in our strategy. We shortened the Fund's average days to maturity from 42 days, at the beginning of the period, to 25 days, at the end of the period, in order to capture any increase in short-term rates. We have continued this conservative approach and are positioning the Fund to take advantage of rate increases from an anticipated Fed tightening by the end of 1997." -- Steve Harasimowicz

                COLONIAL GOVERNMENT MONEY MARKET FUND PERFORMANCE

                                        CLASS A        CLASS B        CLASS C(1)
Inception dates                         1/30/81         6/8/92         7/1/94
---------------                         -------         ------         ------
Distributions declared per share        $0.048          $0.038         $0.039
Seven-day yields on 8/31/97               4.73%           3.92%          4.49%
30-day yields on 8/31/97                  4.69%           3.79%          4.36%

A Portfolio of High Quality Money Market Securities(2)
As of 8/31/97

[PIE CHART]

REPURCHASE AGREEMENTS     12.5%
FFCB                       0.5%
FHLMC                     70.3%
FNMA                      16.7%

Your Fund's portfolio holdings represented a selection of short-term, fixed-income U.S. government agency securities. These holdings include notes issued by the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal Farm Credit Bank (FFCB).

(1) As of July 1, 1997, Class D shares were converted to Class C shares.
(2) Portfolio holdings are calculated as a percentage of total investments.

An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                               [PHOTO OF COGGER]

I am pleased to present your Fund's annual report for the year ended August 31, 1997. This report reflects on the investment environment of the past 12 months and the performance of your Fund.

In the beginning of the period, the environment was favorable to the bond market. The economy slowed without major Federal Reserve Board (Fed) intervention and inflation remained low.

The economy picked up momentum in late 1996 and continued to grow at a healthy pace in 1997. The long awaited budget agreement in Washington and a firm job market increased consumer confidence. Consumers were more upbeat about their finances than at any time in the past 28 years and the rate of unemployment was the lowest since 1973. In March, the Fed raised short-term interest rates in response to a growing concern about future wage and price inflation.

In the second half of the Fund's fiscal year, the economy continued to grow, yet inflation remained in control. The low level of inflation has been the result of a general increase in economic productivity. This has allowed the Fed to keep monetary policy on hold. Short-term interest rates have remained stable yet firm over the period. According to a poll conducted by Reuters, most economists anticipate at least one increase in interest rates by the Fed before the end of 1997.

In anticipation of a Fed increase, the Fund has held a portfolio of shorter maturity securities and repurchase agreements. The Fund has been positioned so that if the Fed raises interest rates, the yield of the Fund may reflect that increase. Given the current economic environment, we believe short-term interest rates should rise as the Fed intervenes to slow the pace of economic growth and the threat of inflation. Our strategy is to maintain the Fund's current short portfolio at least until the outcome of the upcoming Federal Reserve Board meeting in November.

Thank you for the opportunity to help you meet your investment goals.

Sincerely,

/s/ Harold W. Cogger
--------------------
Harold W. Cogger
President
October 13, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1997 (IN THOUSANDS)

SHORT-TERM OBLIGATIONS - 94.9%
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 83.0%
--------------------------------------------------------------------------------

                                                 ANNUALIZED
                                                YIELD AT TIME
                        MATURITY                 OF PURCHASE            PAR           VALUE
--------------------------------------------------------------------------------------------
Federal Farm Credit Bank:
                              11/03/97               5.600%        $     1,080  $      1,080
                                                                                ------------

Federal Home Loan Mortgage Corp.:
                              09/02/97               5.420%             78,166        78,154
                              09/22/97               5.410%              5,240         5,223
                              09/29/97               5.400%             10,000         9,958
                              09/30/97               5.400%              7,000         6,970
                              10/03/97               5.410%             10,000         9,952
                              10/24/97               5.340%             10,000         9,921
                              10/31/97               5.400%             15,000        14,865
                              11/24/97               5.440%             10,000         9,873
                                                                                ------------
                                                                                     144,916
                                                                                ------------

Federal National Mortgage Association:
                              09/03/97               5.450%             10,665        10,662
                              09/29/97               5.400%              9,000         8,962
                              10/13/97               5.770%              1,000         1,000
                              10/16/97               5.790%                500           500
                              11/04/97               5.400%             12,355        12,236
                              11/10/97               9.550%                955           962
                                                                                ------------
                                                                                      34,322
                                                                                ------------

TOTAL U.S. GOVERNMENT AGENCIES (cost of $180,318)                                    180,318
                                                                                ------------

REPURCHASE AGREEMENTS - 11.9%
--------------------------------------------------------------------------------
 Repurchase agreement with Greenwich Capital Markets, dated 8/29/97, due 9/02/97 at 5.530%, collaterized by U.S. Treasury bonds & notes with various maturities to 2025, market value $26,346
 (repurchase proceeds $25,807)                                          25,791        25,791
                                                                                ------------

TOTAL SHORT-TERM OBLIGATIONS
 (cost of $206,109) (a)                                                              206,109
                                                                                ------------

OTHER ASSETS & LIABILITIES, NET - 5.1%                                               11,113
--------------------------------------------------------------------------------------------

NET ASSETS - 100%                                                               $    217,222
                                                                                ------------

NOTE TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------
(a) Cost for federal income tax purposes is the same.


 See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1997


   (in thousands except for per share amounts)
   ASSETS
   Investments at amortized cost                                           $  206,109

   Receivable for:
     Fund shares sold                                       $   12,571
     Interest                                                       93
   Receivable due from Adviser                                      70
   Other                                                            10         12,744
                                                            ----------     ----------
       Total Assets                                                           218,853

   LIABILITIES
   Payable for:
     Fund shares repurchased                                       913
     Distributions                                                 681
   Accrued:
     Deferred Trustees fees                                          3
     Other                                                          34
                                                            ----------
       Total Liabilities                                                        1,631
                                                                           ----------

   NET ASSETS                                                              $  217,222
                                                                           ----------

   Net asset value:
   Class A ($144,076/144,094)                                              $     1.00
                                                                           ----------
   Class B ($70,242/70,263)                                                $     1.00(a)
                                                                           ----------
   Class C ($2,904/2,905)                                                  $     1.00(a)
                                                                           ----------


   COMPOSITION OF NET ASSETS
   Capital paid in                                                         $  217,265
   Overdistributed net investment income                                          (42)
   Accumulated net realized loss                                                   (1)
                                                                          ------------
                                                                           $  217,222
                                                                          ------------


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.




See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1997

   (in thousands)
   INVESTMENT INCOME
   Interest                                                               $   10,265

   EXPENSES
   Management fee                                           $     564
   Service fee -  Class B                                         174
   Service fee -  Class C                                           9
   Distribution fee - Class B                                     517
   Distribution fee - Class C                                      24
   Transfer agent                                                 475
   Bookkeeping fee                                                 75
   Trustees fee                                                    18
   Custodian fee                                                   11
   Audit fee                                                       25
   Legal fee                                                        7
   Registration fee                                               163
   Reports to shareholders                                          6
   Other                                                           15          2,083
                                                            ---------     ----------


          Net Investment Income                                           $    8,182
                                                                          ----------





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year ended
    (in thousands)                                                    August 31
                                                           -----------------------------
   INCREASE (DECREASE) IN NET ASSETS                          1997(a)             1996
   Operations:
    Net investment income                                  $      8,182      $    6,673
                                                           ------------      -----------
    Distributions:
    From net investment income - Class A                         (5,490)          (4,162)
    In excess of net investment income - Class A                    (28)             -
    From net investment income - Class B                         (2,585)          (2,436)
    In excess of net investment income - Class B                    (13)             -
    From net investment income - Class C                           (136)             (82)
    In excess of net investment income - Class C                     (1)             -
                                                           ============      ===========
                                                                    (71)              (7)
                                                           ------------      -----------
   Fund Share Transactions:
    Receipts for shares sold - Class A                        1,511,776          892,066
    Value of distributions reinvested - Class A                   4,456            3,327
    Cost of shares repurchased - Class A                     (1,487,170)        (863,413)
                                                           ------------      -----------
                                                                 29,062           31,980
                                                           ------------      -----------
    Receipts for shares sold - Class B                          343,510          264,792
    Value of distributions reinvested - Class B                   2,017            1,845
    Cost of shares repurchased - Class B                       (351,804)        (245,533)
                                                           ------------      -----------
                                                                 (6,277)          21,104
                                                           ------------      -----------
    Receipts for shares sold - Class C                           37,213            9,081
    Value of distributions reinvested - Class C                     117               61
    Cost of shares repurchased - Class C                        (38,859)          (5,334)
                                                           ------------      -----------
                                                                 (1,529)           3,808
                                                           ============      ===========
    Net Increase from Fund Share Transactions                    21,256           56,892
                                                           ------------      -----------
           Total Increase                                        21,185           56,885
   NET ASSETS
   Beginning of period                                          196,037          139,152
                                                           ------------      -----------
   End of period (net of overdistributed and
     including undistributed net investment
     income of $42 and $29, respectively)                  $    217,222     $    196,037
                                                           ============      ===========
   NUMBER OF FUND SHARES
   Sold - Class A                                             1,511,776          892,065
   Issued for distributions reinvested - Class A                  4,456            3,327
   Repurchased - Class A                                     (1,487,169)        (863,413)
                                                           ------------      -----------
                                                                 29,063           31,979
                                                           ------------      -----------
   Sold - Class B                                               343,507          264,792
   Issued for distributions reinvested - Class B                  2,017            1,845
   Repurchased - Class B                                       (351,804)        (245,533)
                                                           ------------      -----------
                                                                 (6,280)          21,104
                                                           ------------      -----------
   Sold - Class C                                                37,213            9,081
   Issued for distributions reinvested - Class C                    117               61
   Repurchased - Class C                                        (38,858)          (5,334)
                                                           ------------      -----------
                                                                 (1,528)           3,808
                                                           ------------      -----------

(a) Class D shares were converted to Class C shares on July 1, 1997. See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1997

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Government Money Market Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income, consistent with capital preservation and liquidity, by investing exclusively in short-term U.S. government securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class B shares, which are identical to Class A shares except for an annual service and distribution fee and a contingent deferred sales charge, will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were converted to Class C shares. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and a continuing service and distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: The Fund values its portfolio securities utilizing the amortized cost valuation method.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service and distribution fees applicable to Class B and Class C shares only.

                 Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

OTHER: Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.30% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Financial Investments, Inc. (formerly Colonial Investment Services, Inc.) (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended August 31, 1997, the Fund has been advised that the Distributor received contingent deferred sales charges (CDSC) of $683,644 and $5,804 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares.

Effective July 1, 1997, the Distributor has voluntarily agreed to waive a

                 Notes to Financial Statements/August 31, 1997
--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES - CONT.
portion of the Class C share distribution fee so that it does not exceed 0.15% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.00% annually of the Fund's average net assets.

For the year ended August 31, 1997, the Fund's total expenses as defined above did not exceed the 1.00% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.


NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended August 31, 1997, purchases and sales (including maturities) of short-term obligations (excluding repurchase agreements) were $1,038,318,757 and $976,199,000, respectively, all of which were U.S. government securities.


NOTE 4. OTHER RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------
At August 31, 1997, Liberty Financial Investments, Inc. owned greater than 5% of the Fund's shares outstanding.

                             FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                       Year ended August 31
                                                       --------------------------------------------
                                                                            1997
                                                          Class A         Class B        Class C (b)
                                                       ----------        ---------       ----------
Net asset value -
  Beginning of period                                 $    1.000        $    1.000       $    1.000
                                                       ---------         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                               0.048             0.038            0.039
                                                        --------         ---------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                  (0.048)           (0.038)          (0.039)
In excess of net investment
  income                                                  (0.000)           (0.000)          (0.000)
                                                       ---------         ---------        ---------
Total Distributions Declared to
  Shareholders                                            (0.048)           (0.038)          (0.039)
                                                       ---------         ---------        ---------
Net asset value -
   End of period                                      $    1.000        $    1.000       $    1.000
                                                       ---------         ---------        ---------
Total return (c)                                            4.90%             3.82%            3.97%
                                                       =========         =========        =========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                0.72%             1.72%            1.64%
Fees and expenses waived
  or borne by the Adviser (d)                                --                --               --
Net investment
  income (d)                                                4.73%             3.73%            3.81%
Net assets at end
of period (000)                                       $  144,076        $   70,242       $    2,904


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                      $     --          $       --       $     --

(b) Effective July 1, 1997, Class D shares were converted to Class C shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:


                                                                        Year ended August 31
                                                   ---------------------------------------------------------
                                                                               1996
                                                     Class A                 Class B                Class D
                                                   ------------           ------------            ----------
Net asset value -
  Beginning of period                              $      1.000            $     1.000            $    1.000
                                                   ------------            -----------            ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                              0.048                  0.038                 0.038
                                                   ------------            -----------            ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                 (0.048)                (0.038)               (0.038)
                                                   ------------            -----------            ----------
Net asset value -
   End of period                                   $      1.000            $     1.000            $    1.000
                                                   ------------            -----------            ----------
Total return (c)                                           4.93%                  3.86%                 3.85%
                                                   ------------            -----------            ----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.70% (f)              1.70% (f)             1.70% (f)
Fees and expenses waived
  or borne by the Adviser                                  --                     --                    --
Net investment
  income                                                   4.76% (f)              3.76% (f)             3.76% (f)
Net assets at end
of period (000)                                    $    115,063            $    76,539            $    4,435


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                         $ --                   $ --                  $ --

(b) Class D shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

FINANCIAL HIGHLIGHTS - CONT.



                                               Year ended August 31
------------------------------------------------------------------------------------------------------------
                         1995                                                     1994
  Class A              Class B              Class D           Class A            Class B              Class D (b)
-----------         -----------         -----------         -----------        -----------         ------------

$     1.000         $     1.000         $     1.000         $     1.000        $     1.000         $     1.000
-----------         -----------         -----------         -----------        -----------         ------------


      0.050               0.040               0.040               0.028              0.018               0.005
-----------         -----------         -----------         -----------        -----------         ------------


     (0.050)             (0.040)             (0.040)             (0.028)            (0.018)             (0.005)
-----------         -----------         -----------         -----------        -----------         ------------

$     1.000         $     1.000         $     1.000         $     1.000        $     1.000         $     1.000
-----------         -----------         -----------         -----------        -----------         ------------
       5.14% (d)           4.08% (d)           4.07% (d)           2.85% (d)          1.82% (d)           0.45% (d)(e)
===========         ===========         ===========         ===========        ===========         ============


       0.69%               1.69%               1.69%               0.73%              1.73%               1.73% (g)

       0.04%               0.04%               0.04%               0.20%              0.20%               0.20% (g)

       4.96%               3.96%               3.96%               3.01%              2.01%               2.01% (g)

$    83,086         $    55,441         $       625         $    97,115        $    54,535         $       518


$     0.000         $     0.000         $     0.000         $     0.002        $     0.002         $     0.002

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year ended
                                                              August 31
                                                   -------------------------------
                                                                1993
                                                     Class A             Class B
                                                   -----------         -----------
Net asset value -
  Beginning of period                              $     1.000         $     1.000
                                                   -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (a)                                               0.023               0.013
                                                   -----------         -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                                (0.023)             (0.013)
                                                   -----------         -----------
Net asset value -
  End of period                                    $     1.000         $     1.000
                                                   -----------         -----------
Total return (b)(c)                                       2.28%               1.27%
                                                   ===========         ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                                  0.88%               1.88%
Fees and expenses waived
  or borne by the Adviser                                 0.20%               0.20%
Net investment
  income                                                  2.26%               1.26%
Net assets at end
  of period (000)                                  $    44,693         $    10,890

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                        $0.002              $0.002

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.





--------------------------------------------------------------------------------
State Tax Information for the year ended August 31, 1997 (unaudited)

An average of 21% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.


Approximately 14% of the Fund's distributions (11% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes, and bills.
--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF COLONIAL GOVERNMENT
  MONEY MARKET FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Government Money Market Fund (a series of Colonial Trust II) at August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
October 13, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Financial Investments, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Financial Investments of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Financial Investments. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1)Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:


For fund prices, dividends and capital gains information  . . . . .  press 1
For account information  . . . . . . . . . . . . . . . . . . . . .   press 2
To speak to a service representative  . . . . . . . . . . .  . . .   press 3
For yield and total return information  . . . . . . . . . . . . . .  press 4
For duplicate statements or new supply of checks  . . . . . . . . .  press 5
To order duplicate tax forms and year-end statements  . . . . . . .  press 6
(February through May)
To review your options at any time during your call   . . . . . . .  press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Government Money Market Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Government Money Market Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 to order additional reports.


This report has been prepared for shareholders of Colonial Government Money Market Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

[LIBERTY FINANCIAL LOGO] LIBERTY FINANCIAL INVESTMENTS, INC. Copyright 1997 Distributor for Colonial Funds, Stein Roe Advisor Funds and Newport Funds
One Financial Center, Boston, Massachusetts 02111-2621
                                                     MM-02/060E-0897  M  (10/97)